EXHIBIT 32


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       AND ACTING CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with amendment no. 1 to the quarterly report on Form 10-Q of Emrise Corporation (the "Company") for the period ended March 31, 2005 (the "Report"), the undersigned hereby certify in their capacities as Chief Executive Officer and Chief Financial Officer of the Company, respectively, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 13, 2005                           By: /S/ CARMINE T. OLIVA
                                                  ------------------------------
                                                  Carmine T. Oliva
                                                  Chief Executive Officer
                                                  (principal executive officer)


Dated: June 13, 2005                           By: /S/ CARMINE T. OLIVA
                                                  ------------------------------
                                                  Carmine T. Oliva
                                                  Acting Chief Financial Officer
                                                  (principal financial officer)

         A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signatures that appear in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.